Corporate Investor Deck August 2023

Forward Looking Statements This presentation contains forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Such forward looking statements include, but are not limited, to, statements relating to: expectations regarding future financial performance in the short- and long-term, including, without limitation, revenue (and the source thereof), expenses (including anticipated spend and savings/synergies), adjusted gross margin, adjusted EBITDA loss, free cash flow burn, compound annual growth rate, liquidity runway, and the Company’s ability to generate favorable sales mix of higher gross margin products; expectations regarding investment in inventory and spinal implant sets and regarding product launches and line extensions; availability under the Company’s credit facility; the benefits of initiatives, including investments in a direct sales strategy and in product development and enhancements to existing products; planned discontinuation of products; the Company’s growth and taking of market share; the Company’s ability to lower its manufacturing costs; and the Company’s ability to reduce organization complexity and the benefits thereof. These forward looking statements are not guarantees of our future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict, including the risks described under the heading “Risk Factors” in our Form 10-Q for the period ended June 30, 2023, which was filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2023. Factors that could cause or contribute to such differences may include, but are not limited to: risks related to the integration of the legacy Orthofix and SeaSpine businesses and the ability of the combined company to realize the expected long term financial and other benefits of their merger; surgeons’ and hospitals’ willingness to adopt our newly launched products; the ability of newly launched products to meet the needs of surgeons and patients, including as a result of the lack of clinical validation of products in limited commercial (or “alpha”) launch; continued pricing pressure, whether as a result of consolidation in hospital systems, competitors or others, as well as exclusion from major healthcare systems; the risk of supply shortages and associated disruption to product sales, including as a result of our dependence on a limited number of third-party suppliers for components and raw materials, as a result of the pandemic, or otherwise, and our ability to adequately manage inventory; global economic instability and potential supply chain disruption, including as a result of Russia’s invasion of Ukraine and resulting sanctions; our ability to recruit and retain management and key personnel (including in connection with disruptions and uncertainties that may occur as the legacy Orthofix and SeaSpine businesses are integrated and the respective management and leadership teams are combined); our ability to continue to invest in medical education and training, product development, and/or sales and marketing initiatives at levels sufficient to drive future revenue growth; risks relating to the effects of the COVID 19 pandemic; general economic and business conditions in the markets in which we do business, both in the U.S. and abroad; and the other risks and uncertainties more fully described in our periodic filings with the SEC. This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time to time with the SEC, which are available to read at www.sec.gov. Any or all forward looking statements that we make may turn out to be inaccurate (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward looking statements. You should not place undue reliance on any of these forward looking statements. Further, any forward looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligati on to update, and expressly disclaim any duty to update, our forward looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise.

a Investment Highlights Building a Leading Global Spine & Orthopedics Company Extensive Portfolio Solutions with Complementary Technologies Improved Clinical Outcomes & Economic Value Expanded Distribution Channels & Global Commercial Reach $175M Credit Facility Provides Liquidity to Fund Growth and Scale Visionary Leadership Team with Deep Sector Experience Large Addressable Markets with High Growth Opportunities

Executive Leadership Team Experienced leadership with 250+ years in spine/orthopedics Suzanne Armstrong Chief Human Resources Officer Roberto Donadello Senior Vice President Global Operations Tyler Lipschultz President Global Biologics Beau Standish, PhD, PEng President Global Enabling Technologies John Bostjancic Chief Financial Officer Kim Elting President Global Orthopedics Ehab Esmail Senior Vice President, Global Quality, Regulatory & Clinical Affairs Pat Keran Chief Legal Officer Kevin Kenny President Global Spine Frank Vizesi, PhD Chief Scientific Officer Keith C. Valentine President & Chief Executive Officer Puja Leekha Senior Vice President Chief Ethics & Compliance Officer

Complementary High Growth Portfolio

$7B of Focused High-Growth Market Segments* | 6.1% CAGR


Full Continuum of Care

Spinal Implants

Motion Preservation

Spinal Fixation

Orthopedics

Limb Reconstruction

Deformity Correction

Biologics

Cellular Allograft

Demineralized Bone Matrices

Synthetic Bone Grafts

Bone Growth Therapies

Bone Growth Stimulation

Non-Surgical Alternative

Regenerative Technology

Enabling Technologies

Machine-vision 7D FLASH™ Navigation

SmartTRAK® 2022 – 2026 U.S. Estimates

*Focused growth segments include Enabling Technologies, Motion Preservation, Interbody, DBM, LLIF/OLIF, MIS and Long Bone Stimulation

©2023 Orthofix Medical Inc. All rights reserved | 5

Orthopedics

Specialized portfolio of **limb reconstruction and deformity correction** products that address the most challenging orthopedic conditions

Complex Foot & Ankle Reconstruction



TrueLok™
Ring Fixation System



AHN
Ankle Hindfoot Nailing™ System



G-Beam
Fusion Beaming System™

Complex Fracture Management



TrueLok™ EVO
Ring Fixation System



XCaliber™
Hybrid Fixator



Galaxy™
Fixation System

Adult & Pediatric Limb Reconstruction



Fitbone®
Limb-Lengthening System



TL-HEX™
TrueLok Hexapod System



JuniOrtho
Pediatric Plating System™

Digital Healthcare



OrthoNext™
Platform System for Preoperative Planning

©2023 Orthofix Medical Inc. All rights reserved | 6

Spinal Implants

Comprehensive **best-in-class** spinal implants offering driving **rapid market adoption**

Cervical



M6-C™

Artificial Cervical Disc



NorthStar®

Posterior Cervical Fixation System



Construx™ Mini

PTC Spacer System



Shoreline®

Anterior Cervical Standalone System



WaveForm™ C

3D Interbody



Admiral™

Anterior Cervical Plating System

Thoracolumbar Fixation



Mariner® Deformity

Adult Deformity Posterior Fixation System



Mariner®

Modular Pedicle Screw System



Firebird™ NXG

Spinal Fixation System



Janus™

Fenestrated Screw System

Interbodies



WaveForm™

3D Interbody



Forza™ TI

Ti Spacer System with Nanovate™ Technology



Reef® TO

NanoMetalene® with Reef Topography®



Meridian™

Spacer System



Explorer® TO

Expandable Interbody



ForzaXP™

Expandable Spacer System

©2023 Orthofix Medical Inc. All rights reserved | 7

ORTHOFIX SeaSpine

Biologics

Full spectrum of biologic solutions
to enhance the fusion process and promote bone repair and growth

Cellular Allograft



Trinity Elite™

Procedural Solutions



OsteoBallast® | OsteoBallast MT | NorthStar™ Facet Fusion

Demineralized Bone Fiber



OsteoStrand® Plus | FiberFuse™

Demineralized Bone Putty



Torrent® & Torrent C
Accell Evo3® & Evo3® c
DynaGraft® II & OrthoBlast® II
Legacy™

Synthetic



Opus™ BA | Opus™ Mg Set | Mozaik™

Graft Delivery



RAPID® | O-Genesis™

Traditional Allograft



©2023 Orthofix Medical Inc. All rights reserved | 8

ORTHOFIX® SeaSpine®

Bone Growth Therapies

Safe and effective treatment and non-surgical alternative
to overcome bone healing challenges

1 Prescribed bone growth stimulator

We are proud to be the first to offer a free recycling program so patients can properly dispose of their devices after use.

PEMF technology approved Since 1986

1,000,000
Prescribed devices

Bone Healing Therapy



PhysioStim™
Bone Growth Therapy



AccelStim™
Bone Healing Therapy

Spine Fusion Therapy



CervicalStim™
Spinal Fusion Therapy



SpinalStim™
Spinal Fusion Therapy

©2023 Orthofix Medical Inc. All rights reserved | 9

ORTHOFIX® SeaSpine

Enabling Technologies Servicing the full continuum of surgical care FLASH™ Navigation with 7D Technology Machine-vision Navigation System

Diversified & Complementary Business with Broad Commercial Reach ~81% U.S. | ~19% OUS Products distributed in 68 countries $730M TTM Revenue

Commercial Strategy Framework Geographic Footprint Double digit growth in global commercial reach Focused Distributors Expanded market penetration with increased dedicated distribution Diverse Sales Strategy Cross selling opportunities across direct and distribution-based sales channels Clinical Relevance Proven track record of procedural excellence, backed by compelling clinical evidence, spanning multiple markets Training and Education Programs Complementary training and education programs to deliver value to surgeons and distributors Continuum of Care Comprehensive product portfolio from pre-operative planning through post surgical COMMERCIAL STRATEGY FRAMEWORK

Key Growth Drivers

Spinal Fixation
Industry leading product and procedure launches per year & continued penetration into emerging markets

Spinal Implants & Biologics
Continue share taking at >5x market growth, from 45+ product launches since 2018

BGT Fracture
DD growth driven by the recent AccelStim™ launch, future product launches & increasing channel investments

Distributor Partners
Onboard additional transformative & more focused distributor partners

Orthopedics
HSD growth driven by channel expansion and further products launches expanding our leading TrueLok™ and Fitbone™ franchises

Product Utilization
Higher product utilization per procedure from more complete portfolio

Higher Revenue Per Case
Increased participation in higher revenue complex and deformity procedures from recent full commercialization of Mariner® Adult Deformity Platform

Enabling Technologies
Growth from recent full commercial launch of MIS module and higher conversion of revenue earnout arrangements

©2023 Orthofix Medical Inc. All rights reserved | 13

ORTHOFIX® SeaSpine®

Q2 2023 Highlights Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is commonly used by management to analyze net sales excluding the impact of changes in foreign currency rates. The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company’s press release issued and Current Report on Form 8-K filed on August 8, 2023. See Appendix A for calculation of proforma Adjusted EBITDA and proforma Adjusted Gross Margin for each quarterly period of 2022. Orthofix $53M Q2 2023 BGT Revenue 10% Growth YoY $187M Q2 2023 Revenue 58% Growth YoY at Constant Currency(1) 7% Proforma Growth YoY at Constant Currency(2) $10M Adjusted EBITDA 47% Proforma Growth YoY(2)(3) 72% Adjusted Gross Margin(2) $105M Q2 2023 Global Spinal Implants, Biologics and Enabling Technologies Revenue 5% Proforma Growth YoY at Constant Currency(2) $38M Cash & Cash Equivalents, 6/30/2023 $59M of outstanding credit facility borrowings $29M Q2 2023 Global Orthopedics Revenue 5% Growth YoY at Constant Currency (2)

2023 Full Year Guidance $752 – 758M Revenue $42 – 46M Adjusted EBITDA Revenue ranges above represent 7% to 8% proforma growth rates over prior year Guidance information is as of August 8, 2023, based on guidance provided by Orthofix leadership on that date. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect ay confirmation or update of, that guidance by Orthofix leadership as of any date other than August 8, 2023.

Merger Highlights

Meaningful Revenue & Cost Synergies

- ✓ Est. Revenue Synergies: >$25M
- ✓ Est. Cost Synergies: ~$50M*
- ✓ Revenue Risk to Manage: ≈$20M**
- ✓ Working Capital & Capex Synergies

Complementary Portfolios

- ✓ #1 Prescribed bone growth stimulator portfolio in the U.S.
- ✓ Broadest advanced DBM portfolio and market leading cellular allograft
- ✓ Next generation differentiated artificial cervical disc

Broader Commercial Reach

- ✓ Accelerated adoption of differentiated technologies
- ✓ Sustainable growth & value creation
- ✓ Strengthened U.S. and international sales channels
- ✓ Rapid product innovation driving market-share taking

*Cost synergies of ~$50M expected by 2025 with incremental opportunity to reduce stock-based compensation expense
**Based on due diligence, including revenue zip code analysis performed by 3rd party

©2023 Orthofix Medical Inc. All rights reserved | 16

ORTHOFIX SeaSpine

a Investment Highlights Building a Leading Global Spine & Orthopedics Company Extensive Portfolio Solutions with Complementary Technologies Improved Clinical Outcomes & Economic Value Expanded Distribution Channels & Global Commercial Reach $175M Credit Facility Provides Liquidity to Fund Growth and Scale Visionary Leadership Team with Deep Sector Experience Large Addressable Markets with High Growth Opportunities

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APPENDIX A

Proforma Non-GAAP Financial Measures On the Company's Q2 2023 earnings call held on August 8, 2023, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 2nd quarter of 2022. Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 2nd quarter of 2023. A reconciliation of those pro forma non-GAAP financial measures for the 2nd quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix, as well as a comparison to Adjusted EBITDA and Adjusted Gross Margin for Orthofix for the 2nd quarter of 2023, are presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate those non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on August 8, 2023.

Historical 2022 Quarterly Proforma Adjusted EBITDA On the Company's Q2 2023 earnings call held on August 8, 2023, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 2nd quarter of 2022. Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 2nd quarter of 2023. A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on August 8, 2023.

Historical 2022 Quarterly Proforma Adjusted Gross Margin On the Company's Q2 2023 earnings call held on August 8, 2023, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 2nd quarter of 2022. Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 2nd quarter of 2023. A reconciliation of proforma Adjusted Gross Margin for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on August 8, 2023.